UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

[X]   Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
            Date of Report (Date of earliest event reported) December 31, 1999

Frozen Food Express Industries, Inc.
_________________________________________________________________________________________________________________
Commission File Number 1-10006
(Exact name of registrant as specified on its charter)

Texas                      75-1301831
_________________________________________________________________________________________________________________
 (State or other jurisdiction of          (IRS Employer Identification No.)
 incorporation or organization)

1145 Empire Central Place             Dallas, Texas          75247-4309
______________________________________________________________________________________________________________
(Address of principal executive offices)               (Zip Code)

                                          (2l4) 630-8090
_________________________________________________________________________________________________________________
 (Registrant's telephone number, including area code)

                                                  None
_________________________________________________________________________________________________________________
 (Former name, former address and former fiscal year, if changed since last report)

INDEX

	PART I - FINANCIAL INFORMATION

		Page No.

Item 5.	Other Events	3

Item 7.	Financial Statements and Exhibits	3

	10.1 Second Amendment to Amended and Restated Credit Agreement	4

	99.1 Press Release Issued January 3, 2000	16

Item 5. OTHER EVENTS

                       A.    On December 31, 1999, the Registrant entered into a second amendment to its
                               Amended and Restated Credit Agreement dated December 31, 1992, which is filed as Exhibit 10.1 to this current report on Form 8-K.

                       B.    On January 3, 2000, the Registrant issued a press release announcing a restructuring charge other fourth quarter 1999 charges and the Amendment described at Item 5(A) is filed to this current report on Form 8-K as Exhibit 99.1

Item 7. FINANCIAL STATEMENTS AND EXHIBITS

                       C.     Exhibits

                                    10.1    Second Amendment to Amended and Restated Credit Agreement

                                    99.1    Press Release issued January 3, 2000 announcing a restructuring charge, other fourth quarter 1999 charges and the second amendment to the credit agreement.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of l934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FROZEN FOOD EXPRESS INDUSTRIES, INC.
(Registrant)

January 4, 2000                                                        By: /s/F. Dixon McElwee, Jr.
                                                                                             F. Dixon McElwee, Jr.
                                                                                             Senior Vice President
                                                                                             Principal Financial and Accounting Officer